SunAmerica


                                            Money Market Fund


                                                       -------------------------
                                                          2000 Annual Report
                                                       -------------------------





[LOGO] SunAmerica
       Mutual Funds

SunAmerica Money Market Fund Annual Report

                                                               February 15, 2001

Dear Shareholders:
  For the twelve months ended December 31, 2000, the SunAmerica Money Market Fund Class A shares returned 5.57%.* At the end of the annual period, the Fund's Class A had an SEC 7-day effective yield of 5.89% and an SEC 7-day current yield of 5.73%.

  Two major factors impacted the money markets during the past year--the pace of U.S. economic growth and anticipation of Federal Reserve Board action. The rapidly changing direction these factors took over the course of 2000 divided the year into two distinct periods.

  . Ongoing strength of the economy and anticipation of higher interest rates pushed yields on short-term money market securities significantly higher through much of the third quarter. As the first half of the year progressed, the U.S. economy continued to expand. This raised investor concerns about inflation and fears that the Federal Reserve Board would continue its tightening cycle. The Fed did, in fact, raise interest rates by a total of 1.00% through three hikes in the first half of 2000, bringing the targeted federal funds rate to 6.50%. Reflecting the lagged effects of these increases, the U.S. economy began showing signs of slowing in the third quarter. Citing continued concerns regarding a tight labor market and a sharp rise in energy prices, Fed policy makers maintained their inflation bias while trying to determine whether the slowdown in demand was "tentative and preliminary" or if the significant tightenings they made had produced a desired, slower rate of growth.

  . As the slowdown in the economy accelerated late in the third quarter and into the fourth, anticipation of lower interest rates took hold and money market yields dramatically declined. U.S. nominal GDP growth fell from 4.8% in the first quarter and 5.6% in the second to just 2.2% in the third quarter. We anticipate fourth quarter GDP to be less than 2.0% when reported in the next several weeks. It should be noted that inflation remained tame throughout. Warning of a possible recession, most Wall Street economists were calling for immediate rate cuts by mid-December. The Fed held interest rates steady through the balance of 2000, but, in an unprecedented move, shifted directly from a tightening to an easing bias at its December 19th meeting. At the same time, equity market volatility and a deterioration in credit quality prompted investors to become more risk averse. This resulted in a significant cash flow into the money markets. Together, these factors contributed to a flattening of the short-term part of the yield curve by the end of the fourth quarter.

  The rapid deceleration in the economy at the end of 2000 provided the catalyst for the Fed to lower the targeted federal funds rate by 0.50% on January 3, 2001 to 6.0%. This surprise inter-meeting move directly followed the January 2nd release of the National Association of Purchasing Managers (NAPM) report, which indicated weakness not seen since the recession of 1991. We expect that this Fed easing will be the first in a series of interest rate cuts, as economic growth slows to a 1% to 2% pace. In fact, the market is already pricing in approximately 1.0% of easing by mid-year.

  Accordingly, we intend to extend the average weighted maturity position over the near term from the neutral to shorter-than-benchmark position we maintained for most of 2000. (As of December 31, 2000, the Fund's average weighted maturity stood at 43 days, slightly less than the Donaghue Average.) We will also, of course, continue to search for the best relatively valued securities.


                            SEC Average Annual Returns through 12-31-00**


                                                         1 yr    5 yr    10 yr
                                                         -----   -----   -----
/s/ Brian H. Wiese
Brian H. Wiese            A Shares
Portfolio Manager          With maximum sales charge     5.57%   4.85%   4.32%


 * Return does not include sales charges.
** Past performance is no guarantee of future results.

    SunAmerica Money Market Fund
    STATEMENT OF ASSETS AND LIABILITIES -- December 31, 2000


ASSETS:
Investment securities, at value (amortized cost $969,428,996)....  $  969,428,996
Cash.............................................................         370,555
Receivables for fund shares sold.................................      46,685,481
Interest receivable..............................................       4,821,463
Receivable for Manager Reimbursement.............................           2,849
Prepaid expenses.................................................          10,929
                                                                   --------------
  Total assets...................................................   1,021,320,273
                                                                   --------------
LIABILITIES:
Payable for fund shares repurchased..............................      13,620,888
Accrued expenses.................................................         587,229
Investment advisory and management fees payable..................         399,286
Dividends payable................................................         324,804
Distribution and service maintenance fees payable................         148,651
                                                                   --------------
  Total liabilities..............................................      15,080,858
                                                                   --------------
   Net assets....................................................  $1,006,239,415
                                                                   ==============
NET ASSETS WERE COMPOSED OF:
Common stock, $.001 par value (10 billion shares authorized).....  $    1,006,239
Additional paid-in capital.......................................   1,005,138,060
                                                                   --------------
                                                                    1,006,144,299
Accumulated undistributed net investment income..................          95,116
                                                                   --------------
   Net assets....................................................  $1,006,239,415
                                                                   ==============
Class A:
Net asset value ($971,137,414/971,137,076 shares outstanding)....  $         1.00
                                                                   ==============
Class B:
Net asset value ($24,090,171/24,090,160 shares outstanding)......  $         1.00
                                                                   ==============
Class II:
Net asset value ($11,011,830/11,011,830 shares outstanding)......  $         1.00
                                                                   ==============

See Notes to Financial Statements

    SunAmerica Money Market Fund
    STATEMENT OF OPERATIONS -- For the year ended December 31, 2000

INVESTMENT INCOME:
 Interest..............................................            $57,722,512
                                                                   -----------
EXPENSES:
 Investment advisory and management fees............... $4,347,926
 Transfer Agent and shareholder servicing fees and
  expenses-Class A.....................................  2,247,557
 Transfer Agent and shareholder servicing fees and
  expenses-Class B.....................................     88,573
 Transfer Agent and shareholder servicing fees and
  expenses-Class II....................................     24,475
 Service maintenance fees-Class A......................  1,292,562
 Distribution and service maintenance fees-Class B.....    266,754
 Distribution and service maintenance fees-Class II....     73,725
 Custodian fees and expenses...........................    182,432
 Registration fees-Class A.............................     74,606
 Registration fees-Class B.............................      9,582
 Registration fees-Class II............................     16,973
 Printing expense......................................    125,421
 Directors' fees and expenses..........................     50,343
 Audit and tax fees....................................     48,826
 Legal fees and expenses...............................      6,829
 Insurance expense.....................................      1,721
 Miscellaneous expenses................................      2,352
                                                        ----------
                                                                     8,860,657
                                                                   -----------
  Less: expense offset and reimbursement...............                 (6,661)
                                                                   -----------
  Net expenses.........................................              8,853,996
                                                                   -----------
Net investment income..................................             48,868,516
                                                                   -----------
Increase in net assets resulting from operations.......            $48,868,516
                                                                   ===========

See Notes to Financial Statements

SunAmerica Money Market Fund
STATEMENT OF CHANGES IN NET ASSETS

                                              For the year      For the year
                                                  ended             ended
                                            December 31, 2000 December 31, 1999
                                            ----------------- -----------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income.....................  $   48,868,516     $ 34,993,448
                                             --------------     ------------
Net increase in net assets resulting from
 operations................................      48,868,516       34,993,448
Dividends and distributions to
 shareholders:
 From net investment income (Class A)......     (47,147,951)     (33,192,291)
 From net investment income (Class B)......      (1,369,820)      (1,556,098)
 From net investment income (Class II).....        (382,170)        (223,178)
                                             --------------     ------------
Total dividends and distributions to
 shareholders..............................     (48,899,941)     (34,971,567)
Increase in net assets from fund share
 transactions (Note 4).....................      81,709,708      200,477,588
                                             --------------     ------------
Total increase in net assets...............      81,678,283      200,499,469
Net Assets:
 Beginning of year.........................     924,561,132      724,061,663
                                             --------------     ------------
 End of period (including undistributed net
  investment income of $95,116 and $126,541
  at December 31, 2000 and December 31,
  1999, respectively)......................  $1,006,239,415     $924,561,132
                                             ==============     ============

See Notes to Financial Statements

    SunAmerica Money Market Fund
    FINANCIAL HIGHLIGHTS
SunAmerica Money Market Fund
FINANCIAL HIGHLIGHTS

                            Net                                      Net               Net                      Ratio of
                           Asset                         Dividends  Asset             Assets   Ratio of      net investment
                           Value      Net     Total from  from net  Value             end of   expenses        income to
         Period          beginning investment investment investment end of   Total    period  to average        average
         Ended           of period   income   operations   income   period Return(1) (000's)  net assets       net assets
         ------          --------- ---------- ---------- ---------- ------ --------- -------- ----------     --------------
                                                        Class A
                                                        -------
12/31/96................  $1.000     $0.045     $0.045    $(0.045)  $1.000   4.61%   $398,698    1.00%(2)         4.52%
12/31/97................   1.000      0.047      0.047     (0.047)   1.000   4.82     511,908    0.98(2)          4.73
12/31/98................   1.000      0.047      0.047     (0.047)   1.000   4.80     687,801    0.95(2)          4.70
12/31/99................   1.000      0.044      0.044     (0.044)   1.000   4.44     881,223    0.95(2)          4.36
12/31/00................   1.000      0.054      0.054     (0.054)   1.000   5.57     971,137    0.95             5.47
                                                        Class B
                                                        -------
12/31/96................  $1.000     $0.038     $0.038    $(0.038)  $1.000   3.83%   $ 29,114    1.77%(2)         3.76%
12/31/97................   1.000      0.040      0.040     (0.040)   1.000   4.03      28,391    1.74(2)          3.95
12/31/98................   1.000      0.039      0.039     (0.039)   1.000   3.96      34,828    1.75(2)          3.88
12/31/99................   1.000      0.035      0.035     (0.035)   1.000   3.59      35,103    1.75(2)          3.53
12/31/00................   1.000      0.046      0.046     (0.046)   1.000   4.72      24,090    1.76             4.62
                                                       Class II
                                                       --------
10/2/97-12/31/97........  $1.000     $0.010     $0.010    $(0.010)  $1.000   1.00%   $    402    1.75%(3)(4)      4.01%(3)
12/31/98................   1.000      0.039      0.039     (0.039)   1.000   3.94       1,433    1.75(4)          3.83
12/31/99................   1.000      0.035      0.035     (0.035)   1.000   3.57       8,235    1.61             3.59
12/31/00................   1.000      0.046      0.046     (0.046)   1.000   4.73      11,012    1.75(4)          4.67

------
(1) Total return is not annualized and does not reflect sales load
(2) Net of transfer agent expense credits of:

                    12/31/96 12/31/97 12/31/98 12/31/99
                    -------- -------- -------- -------- ---
   Class A.........  0.03%    0.02%    0.03%    0.01%
   Class B.........  0.04%    0.02%    0.01%     --

(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                              12/31/97 12/31/98 12/31/00
                              -------- -------- --------
   Class II..................  4.74%    2.55%    0.18%

See Notes to Financial Statements

    SunAmerica Money Market Fund
    PORTFOLIO OF INVESTMENTS -- December 31, 2000


                            Principal
                              Amount                                   Value
Security Description      (in thousands)  Rate**      Maturity        (Note 2)
---------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT-
 3.0%
Canadian Imperial
 Holdings, Inc..........     $10,000       6.67%       2/12/01     $    9,999,454
Commerzbank AG..........      10,000       6.60        2/01/01          9,999,597
Deutsche Bank AG........      10,000       6.52        1/16/01          9,999,844
                                                                   --------------
Total Certificates of
 Deposit
 (amortized cost
 $29,998,895)...........
                                                                       29,998,895
                                                                   --------------
COMMERCIAL PAPER-57.6%
ABSC Capital Corp.......      10,000       6.50        3/07/01          9,882,639
Amstel Funding Corp.....      32,823     6.57-6.70 1/05/01-2/09/01     32,734,923
Atlantis One Funding
 Corp...................      30,000     6.43-6.56 1/12/01-4/30/01     29,689,411
Campbell Soup Co........      10,000       6.50        1/23/01          9,960,278
Certain Funding Corp....      10,000       6.56        1/26/01          9,954,445
Dairy Investment Corp...      10,000       6.52        2/20/01          9,909,444
Delaware Funding Corp...      20,420     6.43-6.53 1/24/01-2/15/01     20,296,153
Dorada Finance Corp.....      10,000       6.58        1/12/01          9,979,894
Edison Asset
 Securitization LLP.....      10,000       6.58        1/19/01          9,967,100
Erasmus Capital Corp....      10,000       6.42        3/16/01          9,868,033
Formosa Plastics Corp...      10,000       6.60        1/17/01          9,970,667
Forrestal Funding Master
 Trust..................      10,000       6.54        1/24/01          9,958,217
Giro Funding Corp.......      30,000     6.46-6.51 3/02/01-3/20/01     29,618,094
Golden Peanut Co........      20,000     6.29-6.45 4/11/01-4/20/01     19,630,386
Goldman Sachs & Co......      20,000     6.45-6.56 1/19/01-2/01/01     19,911,658
Govco., Inc.............      40,000     6.52-6.57 1/08/01-2/07/01     39,843,681
Grand Funding Corp......      10,000       6.58        1/24/01          9,957,961
Heinz (H.J.) Co.........      10,000       6.50        1/30/01          9,947,639
Homeside Lending, Inc...      10,000       6.58        2/13/01          9,921,406
Ivory Funding Corp......      10,000       6.56        1/24/01          9,958,089
K2 USA LLC..............      10,000       6.54        1/16/01          9,972,750
Kitty Hawk Funding
 Corp...................      10,000       6.54        1/16/01          9,972,750
Landesbank Schleswig-
 Holstein Girozentrale..      10,000       6.54        1/30/01          9,947,317
McGraw-Hill Cos., Inc...      10,000       6.50        1/26/01          9,954,861
Moat Funding Corp.......      20,000     6.26-6.54 1/29/01-4/30/01     19,742,205
National Rural Utilities
 Cooperative Finance
 Corp...................      31,838     6.38-6.45 2/22/01-6/08/01     31,213,623
Oil Insurance Ltd.......      20,000     6.54-6.56 1/04/01-2/16/01     19,910,728
Pegasus Two Ltd.........      10,000       6.59        1/03/01          9,996,339
PG&E Corp...............      10,000       6.54        1/17/01          9,970,933
Quincy Capital Corp.....      20,000     6.56-6.65 1/16/01-1/31/01     19,917,625
Redwood Receivables
 Corp...................      10,000       6.70        1/04/01          9,994,417
Rockwell International
 Corp...................      10,000       6.49        1/31/01          9,945,917
SBC Communications,
 Inc....................      10,000       6.48        2/06/01          9,935,200
Sigma Finance Corp......      20,000     6.08-6.54 2/02/01-6/18/01     19,658,134
Silver Tower US Funding
 LLC....................      10,000       6.51        3/01/01          9,893,308
Suez Finance Corp.......      10,000       6.60        1/12/01          9,979,833
Sunflowers Funding
 Corp...................      10,000       6.50        3/12/01          9,873,611

    SunAmerica Money Market Fund
    PORTFOLIO OF INVESTMENTS -- December 31, 2000 -- (continued)

                            Principal
                              Amount                                   Value
Security Description      (in thousands)  Rate**      Maturity        (Note 2)
---------------------------------------------------------------------------------
COMMERCIAL PAPER-
 (continued)
Sydney Capital Corp.
 Inc....................     $10,000       6.58%       2/16/01     $    9,915,922
UBS Finance, Inc........      10,000       6.00        6/20/01          9,716,667
Washington Post Co. ....      10,000       6.33        3/16/01          9,869,883
                                                                   --------------
Total Commercial Paper
 (amortized cost
 $580,342,141)..........
                                                                      580,342,141
                                                                   --------------
GOVERNMENT AGENCIES-1.4%
Agency for International
 Development Panama+....       3,989       7.03        1/02/01          4,008,883
Federal Home Loan Bank..      10,000       5.89        7/19/01          9,988,579
                                                                   --------------
Total Government
 Agencies
 (amortized cost
 $13,997,462)...........
                                                                       13,997,462
                                                                   --------------
MEDIUM TERM NOTES-27.4%
American Express
 Centurion Bank+........      20,000     6.61-6.68 1/23/01-2/07/01     19,999,713
American Honda Finance
 Corp.+.................      10,000       6.74        1/08/01         10,000,000
AT&T Corp.+.............      10,000       6.67        1/08/01          9,999,649
BankAmerica Corp.+......      20,000     6.65-6.67     1/02/01         20,000,000
Bayerische Landesbank
 Girozentrale+..........      10,000       6.73        1/02/01          9,998,548
Bear Stearns Cos.,
 Inc.+..................      20,000     6.74-6.78 1/02/01-1/09/01     20,000,000
Beta Finance Inc. ......      10,000       6.65       11/13/01         10,000,000
British
 Telecommunications
 PLC+...................      10,000       6.85        1/09/01         10,000,000
CC USA, Inc.+...........      10,000       6.70        2/23/01          9,999,611
DaimlerChrysler North
 America Holdings+......      20,000     6.62-6.79 2/08/01-2/22/01     19,999,057
FCC National Bank+......      10,000       6.80        1/29/01         10,000,256
First Union Corp.+......      10,000       6.67        2/16/01         10,000,000
Fleet Boston Corp.+.....      10,000       6.48        3/13/01          9,998,590
General Motors
 Acceptance Corp.+......      21,000     6.89-7.06 1/08/01-2/23/01     21,003,264
Goldman Sachs & Co.+....       8,000       6.73        1/14/01          8,000,000
Merrill Lynch & Co.,
 Inc.+..................      35,000     6.64-6.79 1/18/01-3/05/01     35,006,710
Morgan Stanley Dean
 Witter & Co.+..........      12,000       6.67        3/12/01         12,000,000
National Rural Utilities
 Cooperative Finance
 Corp.+.................      10,000       6.73        1/22/01         10,000,000
SBC Communications,
 Inc.+..................      10,000       6.75        2/01/01         10,000,000
Verizon Global Funding
 Corp.+.................      10,000       6.61        3/07/01          9,997,100
                                                                   --------------
Total Medium Term Notes
 (amortized cost
 $276,002,498)..........                                              276,002,498
                                                                   --------------
TAXABLE MUNICIPAL MEDIUM
 TERM NOTES-4.0%
California Pollution
 Control Financing+.....       6,500       6.62        1/03/01          6,500,000
Courtyards Mackinaw
 LLC+...................       5,170       6.74        1/04/01          5,170,000
Illinois Student
 Assistance Corp.+......      21,000     6.63-6.65     1/03/01         21,000,000
Texas G.O.+.............       7,415       6.65        1/03/01          7,415,000
                                                                   --------------
Total Taxable Municipal
 Medium Term Notes
 (amortized cost
 $40,085,000)...........                                               40,085,000
                                                                   --------------
Total Investment
 Securities
 (amortized cost
 $940,425,996)..........                                              940,425,996
                                                                   --------------

    SunAmerica Money Market Fund
    PORTFOLIO OF INVESTMENTS -- December 31, 2000 -- (continued)


                                     Principal
                                       Amount                         Value
Security Description               (in thousands) Rate** Maturity    (Note 2)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS-2.9%
State Street Bank & Trust
 Co.
 Joint Repurchase
 Agreement (Note 2).......            $ 9,003      5.80% 1/02/01  $    9,003,000
United Bank of Switzerland
 Joint Repurchase
 Agreement (Note 2).......             20,000      6.00  1/02/01      20,000,000
                                                                  --------------
Total Repurchase
 Agreements
 (cost $29,003,000).......                                            29,003,000
                                                                  --------------
TOTAL INVESTMENTS-
 (amortized cost
 $969,428,996*)...........   96.3%                                   969,428,996
Liabilities in excess of
 other assets.............    3.7%                                    36,810,419
                            -----                                 --------------
NET ASSETS................  100.0%                                $1,006,239,415
                            =====                                 ==============

* At December 31, 2000 the cost of securities for Federal income tax purposes was the same for book purposes
**  Rates shown are rates in effect as of December 31, 2000
+ Variable rate security; maturity date reflects the next reset date G.O.-General Obligation

    Portfolio breakdown as a percentage of net assets (excluding Repurchase
                            Agreement) by industry@

Finance           20.5%
Securities
 Holding Company  18.9
Receivable
 Company          18.8
Banking           10.9
Industrials        8.9

Leasing              5.1%
Telecommunications   4.9
Municipalities       4.0
Gov't Agency         1.4
                    ----
                    93.4%
                    ====

@ As grouped by Moody's Investors Service Global Short Term Market Record

See Notes to Financial Statements

    SunAmerica Money Market Fund
    NOTES TO FINANCIAL STATEMENTS -- December 31, 2000

Note 1. Organization

  SunAmerica Money Market Fund (the "Fund") is an open-end diversified management investment company organized as a Maryland Corporation. The investment objective of the Fund is to seek as high a level of current income as is consistent with liquidity and stability of capital through investment primarily in high quality money market instruments. The Fund is managed by SunAmerica Asset Management Corp. ("SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc.

  The Fund currently offers three classes of shares. The classes within the Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

  Class A shares-- Offered at the next determined net asset value per share. Class B shares-- Offered at the next determined net asset value per share, although a declining contingent deferred sales charge ("CDSC") may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares on the first business day of the month after seven years from the issuance of such shares and at such time are no longer subject to a distribution fee.
  Class II shares-- Offered at the next determined net asset value per share.
                    Certain redemptions made within 18 months of the date of purchase are subject to a contingent deferred sales charge.

  Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B, and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B shares and Class II shares are subject to distribution fees.

Note 2. Significant Accounting Policies

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

  Security Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

  Repurchase Agreements: The Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Fund's custodian takes possession of the collateral pledged for investments in

    SunAmerica Money Market Fund
    NOTES TO FINANCIAL STATEMENTS -- December 31, 2000 -- (continued)


  repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Portfolio is permitted to participate in joint repurchase agreement transactions with other affiliated mutual funds.

  As of December 31, 2000, the Fund had a 6.67% undivided interest, which represented $20,000,000 in principle amount, in a repurchase agreement in a joint account with other SunAmerica managed funds. As of such date, the repurchase agreement in the joint account and collateral therefore was as follows:

  United Bank of Switzerland Repurchase Agreement, 6.00% dated 12/29/00 in aggregate principal amount of $300,000,000, repurchase price $300,200,000 due 1/02/01 collateralized by $150,000,000 U.S. Treasury Notes 8.13% due 8/15/21 and $97,051,000 U.S. Treasury Notes 6.00% due 2/15/26, approximate aggregate value $306,002,580.

  In addition, as of December 31, 2000, the Fund had a 4.07% undivided interest, which represented $9,003,000 in principal amount, in a repurchase agreement in a joint account with other SunAmerica managed funds. As of such date, the repurchase agreement in the joint account and collateral therefore was as follows:

  State Street Bank & Trust Co. Repurchase Agreement, 5.80% dated 12/29/00 in aggregate principal amount of $221,410,000, repurchase price $221,552,686 due 1/02/01 collateralized by $47,600,000 U.S. Treasury Notes 6.50% due 3/31/02, $70,365,000 U.S. Treasury Notes 6.25% due 6/30/02, $46,860,000 U.S.
  Treasury Notes 6.38% due 6/30/02, 47,530,000 U.S. Treasury Notes 6.63% due 3/31/02 and $5,715,000 U.S. Treasury Bonds 5.25% due 11/15/28, approximate aggregate value $225,863,078.

  Securities Transactions, Investment Income and Distributions to
  Shareholders: Securities transactions are recorded as of the trade date. Interest income, including the accretion of discount and amortization of premium, is accrued daily. Realized gains and losses on sales of investments are calculated on the identified cost basis.

  Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

  Dividends from net investment income are declared daily and paid monthly.

    SunAmerica Money Market Fund
    NOTES TO FINANCIAL STATEMENTS -- December 31, 2000 -- (continued)

  Use of Estimates in Financial Statement Preparation: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  Federal Income Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income or excise tax provisions are required.

  At December 31, 2000, the Fund had a capital loss carryforward available of $43,879 which will expire as follows:

                                      Expiration
             -------------------------------------------------------------------------------
              2002          2003                2004                2006               2008
             ------        -------             -------             ------             ------
             $4,386        $11,725             $15,660             $7,775             $4,333

  To the extent that these capital loss carryforwards are utilized to offset future net realized gains on securities transactions, the gain, so offset will not be distributed to the shareholders, to the extent provided by the regulations.

  Capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund has incurred and will elect to defer $24,281 of such capital losses.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

  The Fund has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo, an indirect wholly owned subsidiary of SunAmerica Inc. Under the Agreement, SAAMCo provides continuous supervision of the Fund's portfolio and administers its corporate affairs, subject to general review by the Directors. In connection therewith, SAAMCo furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays the salaries and expenses of all personnel, including officers of the Fund who are employees of SAAMCo and its affiliates. The investment advisory and management fee to SAAMCo is computed daily and payable monthly, at an annual rate of .50% on the first $600 million of the Fund's daily net assets, .45% on the next $900 million of net assets and .40% on net assets over $1.5 billion.

  For the year ended December 31, 2000, SAAMCo has agreed to reimburse expenses of $15,052 for Money Market Class II.

    SunAmerica Money Market Fund
    NOTES TO FINANCIAL STATEMENTS -- December 31, 2000 -- (continued)


  The Fund has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an indirect wholly owned subsidiary of SunAmerica Inc. The Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of directors and approved by its shareholders. Pursuant to such rule, the Directors and the shareholders of each class of shares of the Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan". In adopting the Class A Plan, the Class B Plan and the Class II Plan, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of the Class B shares and Class II shares will not be used to subsidize the sale of Class A shares.

  Under the Class B Plan and the Class II Plan the Distributor receives payments from the Fund at the annual rate of up to 0.75% of the average daily net assets of the Fund's Class B and Class II shares, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class B and Class II Plan may exceed the Distributor's distribution costs as described above. The Class A Plan does not provide for a distribution fee. The Distribution Plans provide that each class of shares of the Fund may also pay the Distributor an account maintenance and service fee of up to an annual rate of 0.15% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.15% per year of the assets maintained in the Fund by their customers. For the year ended December 31, 2000, SACS received fees (see the Statement of Operations) based upon the aforementioned rates.

  SACS receives sales charges on the Fund's Class II shares, portions of which are reallowed to affiliated Broker-dealers and non-affiliated broker-dealers. For the year ended December 31, 2000, SACS received sales charges in the amount of $103,413, with $75,867 and $27,546 paid to affiliated and non-affiliated broker-dealers, respectively.

  SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of the Fund's Class A, Class B and Class II shares. The Fund's Class A contingent deferred sales charges are the result of purchases in excess of $1,000,000 into Class A of

    SunAmerica Money Market Fund
    NOTES TO FINANCIAL STATEMENTS -- December 31, 2000 -- (continued) another fund in the SunAmerica Family of Mutual Funds and a subsequent exchange into the Fund, that was then redeemed within two years after the original purchase of such shares. For the year ended December 31, 2000, SACS informed the Fund that it received approximately $38,000, $297,797 and $17,445 in contingent deferred sales charges from certain redemptions of the Fund's Class A, Class B and Class II shares, respectively.

  The Fund has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of SunAmerica Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Fund's transfer agent in connection with the services that it offers to the shareholders of the Fund. The Service Agreement permits the Fund to reimburse SAFS for costs incurred in providing such services, based upon an annual rate of 0.22% of average daily net assets, which is approved annually by the Directors. For the year ended December 31, 2000 the Fund incurred expenses of $1,895,758, $65,206 and $18,022 for Class A, Class B and Class II, respectively, to reimburse SAFS pursuant to the terms of the Service Agreement. Of this amount, $175,737, $4,743 and $2,304 was payable to SAFS at December 31, 2000 for Class A, Class B and Class II, respectively.

Note 4. Capital Share Transactions

  Transactions in shares of each class, all at $1.00 per share, for the year ended December 31, 2000 and for the prior year were as follows:

                                        Class A                       Class B                    Class II
                             ------------------------------  --------------------------  --------------------------
                                For the         For the        For the       For the       For the       For the
                               year ended      year ended     year ended    year ended    year ended    year ended
                              December 31,    December 31,   December 31,  December 31,  December 31,  December 31,
                                  2000            1999           2000          1999          2000          1999
                             --------------  --------------  ------------  ------------  ------------  ------------
   Shares sold.............   5,039,198,413   3,651,366,704   137,039,629   157,679,926   87,175,030    50,008,997
   Reinvested dividends....      46,029,330      32,757,587     1,129,701     1,355,772      286,780       186,156
   Shares redeemed.........  (4,995,282,429) (3,490,723,717) (149,181,712) (158,760,855) (84,685,034)  (43,392,982)
                             --------------  --------------  ------------  ------------  -----------   -----------
   Net increase (decrease).      89,945,314     193,400,574   (11,012,382)      274,843    2,776,776     6,802,171
                             ==============  ==============  ============  ============  ===========   ===========

Note 5. Directors' Retirement Plan

  The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if an unaffiliated Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a

    SunAmerica Money Market Fund
    NOTES TO FINANCIAL STATEMENTS -- December 31, 2000 -- (continued)


  Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of December 31, 2000, the Fund had accrued $106,591 for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities and for the year ended December 31, 2000 expensed $16,287 for the Retirement Plan, which is included in Directors' fees and expenses on the Statement of Operations.

Note 6. Subsequent Event

  On January 17, 2001, Pacific Gas & Electric Corp. defaulted on the payment of the maturity proceeds for its Commercial Paper due that date. The SunAmerica Money Market Fund held $10 million face amount of this paper. SAAMCo, the Fund's adviser, purchased the paper from the Fund for $10,000,000, and received no shares of the Fund or other consideration in exchange for purchasing the paper.

    SunAmerica Money Market Fund
    REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of SunAmerica Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Money Market Fund (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 16, 2001

    SunAmerica Money Market Fund


FASTFACTS . . . Available for your convenience
The easy and convenient way to obtain the most current information on your mutual funds. By calling our toll free number, 1-800-654-4760, you can receive mutual fund information 24 hours a day. If you require any additional information, please call us at 1-800-858-8850 Monday-Friday 8:30 a.m.-7:00 p.m. (Eastern time).
Here's How it Works
All you need is:
 * A Touch-Tone Telephone
 * Your account number
 * Your Personal Identification number "PIN"
(the last four digits of your Social Security number, a tax identification number or a number chosen by you)
 * Your Fund Code

                     CLASS
                  -----------
                   A   B  II
EQUITY FUNDS      --- --- ---
Balanced Assets    51 551 731
Blue Chip Growth  522  22 820
Growth
 Opportunities     71 571 821
New Century        36 536 836
Growth and
 Income            24 524 824
"Dogs" of Wall
 Street           720 730 740

                    CLASS
                 -----------
                  A   B  II
INCOME FUNDS     --- --- ---
U.S. Government
 Securities       70 570 770
GNMA             534  34 734
Diversified
 Income          580  80 780
High Income       28 228 828
Tax Exempt
 Insured          33 533 733
Money Market      35 535 735

                     CLASS
                  -----------
STYLE SELECT       A   B  II
SERIES            --- --- ---
Aggressive
 Growth           701 711 771
Mid-Cap Growth    702 712 772
Value             704 714 774
International
 Equity           703 713 773
Small-Cap Value   705 715 775
Large-Cap Value   706 716 776
Focused Growth
 and Income       708 728 778
Large-Cap Growth  709 719 779
Focus             722 732 742
Focused Value      37 537 737
Focused TechNet   346 546 746

[LOGO] SunAmerica
       Mutual Funds

       The SunAmerica Center
       733 Third Avenue
       New York, NY 10017-3204


Trustees
  S. James Coppersmith
  Samuel M. Eisenstat
  Stephen J. Gutman
  Peter A. Harbeck
  Sebastiano Sterpa


Officers
  Peter A. Harbeck, President
  Michael Cheah, Vice President
  J. Steven Neamtz, Vice President
  John Risner, Vice President
  Brian Wiese, Vice President
  Robert M. Zakem, Secretary
  Peter C. Sutton, Treasurer
  Peter E. Pisapia, Vice President and
    Assistant Secretary
  Donna M. Handel, Vice President and
    Assistant Treasurer
  Patrick Cronin, Assistant Treasurer
  Laurie Filippone, Assistant Treasurer
  Chery L. Hawthorne, Assistant Treasurer
  Keith Roach, Assistant Treasurer
  Stacey V. Morrison, Assistant Secretary
  Abbe P. Stein, Assistant Secretary


Investment Adviser
  SunAmerica Asset Management Corp.
  The SunAmerica Center
  733 Third Avenue
  New York, NY 10017-3204


Distributor
  SunAmerica Capital Services, Inc.
  The SunAmerica Center
  733 Third Avenue
  New York, NY 10017-3204

Shareholder Servicing Agent
  SunAmerica Fund Services, Inc.
  The SunAmerica Center
  733 Third Avenue
  New York, NY 10017-3204


Custodian and Transfer Agent
  State Street Bank and Trust Company
  P.O. Box 419572
  Kansas City, MO 64141-6572


This report is submitted solely for the general information of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.


Distributed by:
SunAmerica Capital Services, Inc.

AIG Member of American International Group, Inc.

MMANN - 12/00